Managed Municipals
                               Portfolio II Inc.


                               Quarterly Report
                              Novermber 30, 1999


                                   [GRAPHIC]

                              Managed Municipals
                               Portfolio II Inc.
--------------------------------------------------------------------------------
                               November 30, 1999
--------------------------------------------------------------------------------

Dear Shareholder:

   We are pleased to provide the quarterly report for the Managed Municipals Portfolio II Inc. ("Fund") for the period ended November 30, 1999. Over the three months covered by this report, the Fund distributed income dividends totaling $0.15 per share. The table below shows the annualized distribution rate and three-month total return based on the Fund's November 30, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.1

   Price                      Annualized            Three-Month
 Per Share                Distribution Rate2       Total Return
------------              ------------------       ------------
$11.06 (NAV)                    5.42%                 (0.57)%
$9.125 (NYSE)                   6.58%                 (7.88)%

Special Shareholder Notice

   In an effort to reduce the Fund's discount to NAV, the Board of Directors authorized a stock repurchase program. The Fund intends to purchase shares of its stock in the open market at such times, prices and amounts deemed advisable.

   As of November 30, 1999, the Fund repurchased 268,400 shares in the open market with an average buy back price of $9.65.

   The Board of Directors believes that this share repurchase program is an opportunity to take advantage of market price fluctuations with the objective of offering long-term value to the Fund's shareholders. There can be no assurance that the Board of Directors will continue this program.

---------
1 The NAV is calculated by taking the closing value of all securities held by the Fund, plus all other assets less total liabilities and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the market price of the securities in which the Fund has invested. However, the price at which the investor buys or sells shares of the Fund is its market (NYSE) price as determined by supply and demand.

2 The distribution rate assumes a current monthly income dividend rate of $0.05 per share for twelve months.

                                       1

Bond Market Update

   In our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. Indeed, we think that bond yields may be near their peak.

    The period covered by this report was marked by continued strong U.S. economic growth, historically low inflation and low unemployment. Diminishing liquidity in the bond market was precipitated by the global financial crisis that reached its climax in October 1998. Meanwhile, the Federal Reserve Board ("Fed") reversed its prior three short-term interest rate movements with 25-basis-point (100 basis points are equal to one percent) increases implemented on June 30, August 24 and November 16, 1999, respectively.

   In our view, performance in the bond market has been a direct result of Fed monetary policy actions. While presumably aimed at stock market exuberance, it is the bond market that has born the brunt of any correction on fears of further Fed interest rate increases. We believe the current lack of inflationary data defies a historically tight labor market and reinforces the influence of technology and the power of global pricing constraints.

   The latest rate hikes by the Fed resolve a major uncertainty that had been weighing on the bond market. The policy statement that accompanied the move indicated that the Fed is likely to keep monetary policy steady for now. In the meantime, with the prospects of Fed action diminished, we believe investors can focus on the bond market's fundamentals. We further expect that such fundamentals are positive.

   In particular, we anticipate new bond issuance should be light in the coming weeks, especially from the U.S. Treasury and inflation should probably remain calm despite the recent jump in oil prices. In our opinion the recent upturn in yields is being driven by worries about the latest rise in oil prices and the growing expectation that the Fed may tighten monetary policy again in 2000. We think that such a move would not be detrimental to the bond market, particularly as the U.S. Treasury continues to pay down debt and inflation remains tame.

   Given the higher yields and tighter conditions that already prevail in many sectors of the bond market, the Fed's recent actions may be enough to slow the economy without causing higher inflation. We believe that one positive development is that the economy's "soft landing" is likely to be at a higher annual growth rate that was previously thought possible due to the possible emergence of a new economy where technological advances can spur growth without causing any inflationary pressures.

                                       2

Investment Strategy

   The Fund seeks as high a level of current income exempt from Federal income taxes as is consistent with the preservation of principal.3

   The Fund focused on transportation bonds (13.7%), hospital bonds (11.8%) and housing bonds (9.5%). At the end of November, the Fund's weighted average maturity was approximately 16.2 years. As of November 30, 1999, 86.3% of the Fund's holdings were rated investment grade4 by either Standard & Poor's Ratings Service or Moody's Investors Service Inc., with 44.2% of the Fund's holdings invested in AAA/Aaa bonds, the highest possible rating.

    The slope of the municipal yield curve has remained extremely steep, reflecting individual investors' aversion to market risk. In our opinion, the "extra" slope resulting from risk aversion makes longer municipals a particularly attractive fixed-income alternative.

   Our strategy going forward is three-fold:

        . We are lengthening maturities in the portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries.

        .    We are focusing on investing in very high grade issues.

        . We are investing in discount paper for the first time since the fall of 1998, as this is where we believe we can obtain the best values.

   Our goal in the Fund is to sell off some of our intermediate-term maturities that were defensive and stretch out longer on the yield curve to lock in today's higher rates. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.)

-----------
3 A portion of the income from the Fund may be subject to the Alternative Minimum Tax ("AMT").
4 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, are determined by the manager to be of equivalent quality.

                                       3

Municipal Bond Market Outlook

   The yield on the 30-year Treasury bond has stayed within a narrow 40 basis point trading range since the beginning of June, currently trading just above 6%, while select long-term municipal bonds are yielding approximately 95%-100% of long-term U.S. Treasury bonds. Under typical market conditions, municipal bonds yield roughly 85% of similar-maturity U.S. Treasury bonds. We do not expect long-term rates to move appreciably higher. Municipal bond yields have moved up relative to U.S. Treasury yields because institutional demand has virtually disappeared. With long-term municipal yields close to 6% and the yield curve steep, extending maturity may be a prudent strategy.

   A number of factors make us optimistic about the municipal market. Yields are at their highest levels since early 1999, new issue supply is likely to be modest in the period ahead and recent narrowing of spreads in the taxable market has made alternatives less attractive.

   The municipal bond market is providing some intriguing opportunities as a result of reticent dealers and year-end tax swapping. In our opinion, investors who have been waiting on the sidelines out of fears related to Y2K should move some cash into these sectors now. We have also observed an increased dominance of retail investors in the municipal bond market.

   Thank you for investing in the Managed Municipals Portfolio II Inc. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon                     /s/ Joseph P. Deane

Heath B. McLendon                         Joseph P. Deane
Chairman                                  Vice President and
                                          Investment Officer

December 13, 1999

                                       4

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!
Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary
If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), formerly known as First Data Investor Services Group, Inc., will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted
A more complete description of the current Plan appears beginning on page 24. The description is based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end mutual funds managed by SSB Citi Fund Management LLC.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.
--------------------------------------------------------------------------------

                                       5

--------------------------------------------------------------------------------
                            Schedule of Investments
                         November 30, 1999 (unaudited)
--------------------------------------------------------------------------------

    Face
   Amount          Rating(a)                Security                            Value
=========================================================================================
Alaska -- 2.5%
$ 2,895,000        A2*        Alaska Industrial Development & Export
                               Authority Revolving Fund, Series A,
                               6.500% due 4/1/14 (b)                          $ 3,018,038
 -----------------------------------------------------------------------------------------
California -- 8.3%
  2,500,000        Baa3*      California Educational Facilities Authority
                               Revenue, (Pooled College & University
                               Projects), Series A, 5.625% due 7/1/23           2,293,750
  2,000,000        A2*        California Health Facilities Cedar Sinai
                               Medical Center, Series A,
                               6.250% due 12/1/34                               1,970,000
  2,000,000        AAA        California Statewide Communities
                               Development Authority, COP,
                               FSA-Insured, 5.500% due 8/15/31                  1,870,000
  2,000,000        AAA        Los Angeles County, CA Metropolitan
                               Transportation Authority, Sales Tax
                               Revenue First Tier, Series A,
                               MBIA-Insured, 5.250% due 7/1/18                  1,892,500
  2,200,000        AAA        Roseville, CA Water Utility Revenue, COP,
                               FGIC-Insured, 5.200% due 12/1/18                 2,068,000
------------------------------------------------------------------------------------------
                                                                               10,094,250
------------------------------------------------------------------------------------------
Colorado -- 17.0%
  1,000,000        Aaa*       Arapahoe County, CO Capital Improvement
                               Trust Fund, E-470 Public Highway Authority
                               Revenue, (Pre-Refunded -- Escrowed
                               with U.S. government securities to 8/31/05
                               Call @ 103), 7.000% due 8/31/26                  1,136,250
  1,000,000        A-         Aspen, CO Sales Tax Revenue,
                               5.400% due 11/1/19                                 936,250
                              Colorado Health Facilities Authority Revenue:
  1,000,000        AA          Series A, 5.000% due 12/1/28                       813,750
  1,000,000        A           Series B, Remarketed 7/8/98,
                               5.350% due 8/1/15                                  931,250
  4,000,000        BBB+       Colorado Springs, CO Airport Revenue,
                               Series A, 7.000% due 1/1/22 (b)                  4,190,000
 30,000,000        Aaa*       Dawson Ridge, CO Metropolitan District
                               No. 1, Series A, (Escrowed to maturity with
                               REFCO Strips), zero coupon bond to yield
                               6.650% due 10/1/22                               6,375,000

                                                           See Notes to
                                                           Financial Statements.

                                       6

--------------------------------------------------------------------------------
                            Schedule of Investment
                   November 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount           Rating(a)                  Security                       Value
=========================================================================================
Colorado -- 17.0% (continued)
                              Denver, CO City & County Airport Revenue,
                               Series C:
$ 3,465,000          Baa1*       6.125% due 11/15/25 (b)                 $ 2,962,543
  2,785,000          Aaa*        Partially escrowed to maturity with
                                   U.S. government securities,
                                   6.125% due 11/15/25 (b)                 3,430,350
-----------------------------------------------------------------------------------------
                                                                          20,775,393
-----------------------------------------------------------------------------------------
Florida -- 4.9%
  1,500,000          BBB-     Martin County, FL IDA, (Indiantown
                               Cogeneration Project), Series A,
                               7.875% due 12/15/25 (b)                     1,550,625
  4,000,000          NR       Tampa, FL Revenue, (Florida Aquarium Inc.
                               Project), (Pre-Refunded-- Escrowed with
                               U.S. government securities to 5/1/02
                               Call @ 102), 7.750% due 5/1/27 (c)          4,370,000
-----------------------------------------------------------------------------------------
                                                                           5,920,625
-----------------------------------------------------------------------------------------
Georgia -- 0.7%
  1,000,000          A3*      Private Colleges & Universities Authority
                               Revenue (Mercer University Project),
                               Series A, 5.375% due 10/1/29                  896,250
-----------------------------------------------------------------------------------------
Hawaii -- 3.0%
  2,000,000          A        Hawaii State Department of Budget & Finance,
                               Special Purpose Revenue, Kaiser Permanente,
                               Series A, 5.100% due 3/1/14                 1,815,000
  2,000,000          AAA      Hawaii State GO, Series CP, FGIC-Insured,
                               5.000% due 10/1/16                          1,822,500
-----------------------------------------------------------------------------------------
                                                                           3,637,500
-----------------------------------------------------------------------------------------
Illinois -- 1.5%
  1,000,000          Aaa*     Illinois HFA, Memorial Health System,
                               MBIA-Insured, 5.250% due 10/1/18              923,750
  1,000,000          Aaa*     Kane County, IL GO, School District No. 129,
                               Aurora West Side, FGIC-Insured,
                               5.125% due 2/1/14                             940,000
-----------------------------------------------------------------------------------------
                                                                           1,863,750
-----------------------------------------------------------------------------------------
Iowa -- 1.3%
  1,500,000          AA-      Dawson, IA IDR, (Cargill Inc. Project),
                               6.500% due 7/15/12                          1,567,500
-----------------------------------------------------------------------------------------

                                                           See Notes to
                                                           Financial Statements.

                                       7

--------------------------------------------------------------------------------
                            Schedule of Investments
                   November 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount     Rating(a)                    Security                           Value
=========================================================================================
Louisiana -- 0.7%
$ 1,000,000         AAA       Louisiana Local Government Environment
                               Facilities, Community Development
                               Authority Revenue, Capital Projects &
                               Equipment Acquisition, AMBAC-Insured,
                               4.500% due 12/1/18                              $ 828,750
-----------------------------------------------------------------------------------------
Maryland -- 1.7%
  4,000,000         NR        Maryland State Energy Financing Administration,
                               Solid Waste Disposal Revenue, (Hagerstown
                               Recycling Project), 9.000% due 10/15/16 (b)(d)    880,000
  1,500,000         A         Maryland State Health & Higher Educational
                               Facilities Authority Revenue, Loyola
                               College Issue, 5.000% due 10/1/39               1,239,375
-----------------------------------------------------------------------------------------
                                                                               2,119,375
-----------------------------------------------------------------------------------------
Massachusetts -- 3.9%
  1,000,000         Aaa*      Massachusetts State College Building Authority
                               Revenue, Series 1, MBIA-Insured,
                               5.375% due 5/1/39                                 901,250
  1,000,000         AAA       Massachusetts State Health & Educational
                               Facilities Authority Revenue, Northeastern
                               University, Series I, MBIA-Insured,
                               5.000% due 10/1/29                                855,000
  1,000,000         AAA       Massachusetts State HFA, Housing Development,
                               Series B, MBIA-Insured, 5.300% due 12/1/17        946,250
  2,000,000         AAA       Massachusetts State Turnpike Authority,
                               Metropolitan Highway Systems Revenue,
                               Sub. Series A, AMBAC-Insured,
                               4.750% due 1/1/34                               1,610,000
    510,000         AAA       Massachusetts State Water Resource Authority,
                               MBIA-Insured, Series C, 5.250% due 12/1/20        469,200
-----------------------------------------------------------------------------------------
                                                                               4,781,700
-----------------------------------------------------------------------------------------
Michigan -- 7.8%
  4,000,000         NR        Michigan State Strategic Fund Resource
                               Recovery, Limited Obligation Revenue,
                               Central Wayne Energy Recovery L.P.,
                               Series A, 7.000% due 7/1/27 (b)                 3,720,000

                                                           See Notes to
                                                           Financial Statements.

                                       8

--------------------------------------------------------------------------------
                            Schedule of Investments
                   November 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

    Face
   Amount          Rating(a)                Security                            Value
=========================================================================================
Michigan -- 7.8% (continued)
$ 5,600,000         NR        Midland County, MI Economic Development
                               Corp., PCR, Limited Obligation,
                               Series B, 9.500% due 7/23/09 (b)               $5,824,840
-----------------------------------------------------------------------------------------
                                                                               9,544,840
-----------------------------------------------------------------------------------------
Minnesota -- 0.7%
  1,000,000         AAA       Minneapolis & Saint Paul, MN Community
                               Airport Revenue, Series A, FGIC-Insured,
                               5.125% due 1/1/25                                 893,750
-----------------------------------------------------------------------------------------
Missouri -- 0.8%
  1,000,000         AAA       Fenton, MO COP, (Capital Improvements Project),
                               MBIA-Insured, 5.125% due 9/1/17                   921,250
-----------------------------------------------------------------------------------------
Montana -- 1.6%
  2,000,000         NR        Montana State Board of Investment Resource
                               Recovery Revenue, (Yellowstone Energy L.P.
                               Project), 7.000% due 12/31/19 (b)               1,930,000
-----------------------------------------------------------------------------------------
Nevada -- 6.0%
  4,650,000         Baa2*     Clark County, NV IDR, Southwest Gas Corp.,
                               Series B, 7.500% due 9/1/32 (b)                 4,923,188
  2,500,000         AAA       Las Vegas New Convention & Visitors
                               Authority Revenue, AMBAC-Insured,
                               5.750% due 7/1/18                               2,434,375
-----------------------------------------------------------------------------------------
                                                                               7,357,563
-----------------------------------------------------------------------------------------
New Mexico -- 0.9%
  1,095,000         AAA       New Mexico Mortgage Financing Authority,
                               Single-Family Mortgages, Series D-3,
                               5.625% due 9/1/28                               1,041,618
-----------------------------------------------------------------------------------------
New York -- 5.4%
  2,000,000         A-        Long Island Power Authority, Electric System
                               Revenue, Series A, 5.500% due 12/1/29           1,835,000
  2,000,000         AAA       Nassau Health Care Corp., NY Health System
                               Revenue, Nassau County Guaranteed,
                               FSA-Insured, 5.500% due 8/1/19                  1,912,500
  1,000,000         AA        New York, NY Transitional Finance Authority
                               Revenue, Future Tax Secured, Series B,
                               4.750% due 11/1/17                                868,750
  1,135,000         AAA       New York State Dormitory Authority Revenue:
                               Barnard College, AMBAC-Insured,
                               5.250% due 7/1/16                               1,082,506

                                                           See Notes to
                                                           Financial Statements.

                                       9

                            Schedule of Investments
                   November 30, 1999 (unaudited) (continued)

   Face
  Amount          Rating(a)               Security                                Value
===========================================================================================
New York -- 5.4% (continued)
$ 1,000,000          AAA      City University System, Series A,
                                FGIC-Insured, 5.000% due 7/1/16                $  922,500
-------------------------------------------------------------------------------------------
                                                                                6,621,256
-------------------------------------------------------------------------------------------
North Carolina -- 1.3%
  1,500,000          A3*      Coastal Regional Solid Waste Management
                                Disposal Authority, Solid Waste Disposal
                                Revenue, 6.500% due 6/1/08                      1,597,500
-------------------------------------------------------------------------------------------
Ohio -- 3.2%
  1,000,000          AAA      Cuyahoga County, OH Hospital Revenue,
                                AMBAC-Insured, 5.500% due 1/15/30                 932,500
  1,990,000          AAA      Lucas County, OH Hospital Revenue,
                                Promedia Healthcare Obligation Group,
                                AMBAC-Insured, 5.375% due 11/15/29              1,825,825
  1,220,000          AAA      Ohio State Higher Educational Facility
                                Commission Revenue, University of Dayton,
                                AMBAC-Insured, 5.350% due 12/1/17               1,187,975
-------------------------------------------------------------------------------------------
                                                                                3,946,300
-------------------------------------------------------------------------------------------
South Carolina -- 4.5%
    500,000          AAA      Lexington County, SC Health Services District,
                                Hospital Revenue, FSA-Insured,
                                5.250% due 11/1/17                                468,750
  2,120,000          A3*      Myrtle Beach, SC COP, (Myrtle Beach
                                Convention Center Project),
                                6.875% due 7/1/07                               2,281,650
  3,000,000          Aaa*     South Carolina Transportation Infrastructure
                                Bank Revenue, Series A, AMBAC-Insured,
                                5.250% due 10/1/21                              2,763,750
-------------------------------------------------------------------------------------------
                                                                                5,514,150
-------------------------------------------------------------------------------------------
Texas -- 11.3%
  1,000,000          Aaa*     Arlington, TX ISD, PSFG, 5.000% due 2/15/24         867,500
  1,000,000          Aaa*     Azle, TX ISD, PSFG, Series C,
                                5.000% due 2/15/22                                875,000
  2,000,000          Baa1*    Brazos River Authority, TX PCR, Utility
                                Electric Co., Series C, 5.550% due 6/1/30       1,727,500
                              Burleson, TX ISD, GO, PSFG:
    435,000          Aaa*       6.750% due 8/1/24                                 464,906
  1,065,000          Aaa*       Pre-Refunded-- Escrowed with
                                  U.S. government securities to 8/1/06,
                                  Call @ 100, 6.750% due 8/1/24                 1,180,819

                                            See Notes to
                                            Financial Statements.

                                       10

                            Schedule of Investments
                   November 30, 1999 (unaudited) (continued)

   Face
  Amount          Rating(a)               Security                                 Value
===========================================================================================
Texas -- 11.3% (continued)
$ 2,000,000          Baa1*    Dallas-Fort Worth Texas International Airport
                                Facilities Revenue, American Airlines,
                                6.375% due 5/1/35 (b)                           $ 1,932,500
  1,000,000          AA       Harris County, TX Health Facilities Development
                                Corp., Hospital Revenue, (Texas Childrens
                                Hospital Project), Series A, 5.250% due 10/1/19     895,000
  2,000,000          AAA      Lower Colorado River Authority of Texas
                                Revenue, Series A, AMBAC-Insured,
                                5.500% due 5/15/19                                1,902,500
  1,830,000          AA       Texas State GO, Water Development, Series D,
                                5.000% due 8/1/16                                 1,679,025
  1,000,000          AAA      Texas Water Development Board Revenue,
                                State Revolving Fund, Sr. Lien, Series B,
                                5.000% due 7/15/19                                  887,500
  1,520,000          AAA      West Texas Municipal Power Agency Revenue,
                                MBIA-Insured, 5.000% due 2/15/16                  1,383,200
-------------------------------------------------------------------------------------------
                                                                                 13,795,450
-------------------------------------------------------------------------------------------
Virgin Islands -- 0.7%
  1,000,000          BBB-     Virgin Islands Public Finance Authority Revenue,
                                Sr. Lien, Series A, 5.500% due 10/1/22              882,500
-------------------------------------------------------------------------------------------
Virginia -- 6.8%
  2,000,000          AAA      Riverside, VA Regional Jail Facility Revenue,
                                MBIA-Insured, 6.000% due 7/1/25                   2,035,000
                              Virginia State Housing Development Authority:
                                Commonwealth Mortgage Revenue:
  1,000,000          AAA         Series D, Sub. Series D-2, Remarketed 1/4/96,
                                   MBIA-Insured, 5.600% due 7/1/12                1,003,750
  1,245,000          AA+         Series D, Sub. Series D-3, Remarketed
                                   5/30/96, 5.700% due 7/1/09                     1,259,006
  2,970,000          AA+         Series F, Sub. Series F-1, Remarketed
                                   9/12/95, 6.400% due 7/1/17                     3,055,388
    925,000          AA+      Multi-Family Housing Revenue, Series K,
                                5.900% due 11/1/11                                  941,188
-------------------------------------------------------------------------------------------
                                                                                  8,294,332
-------------------------------------------------------------------------------------------
Wisconsin -- 3.5%
                              Wisconsin Housing & Economic Development
                                Authority, Series A:
  2,000,000          Aa*         Home Ownership Revenue,
                                   6.450% due 3/1/17                              2,047,500
  1,370,000          AA-         Housing Revenue, 5.650% due 11/1/23              1,298,075

                                            See Notes to
                                            Financial Statements.

                                       11

                            Schedule of Investments
                   November 30, 1999 (unaudited) (continued)

   Face
  Amount          Rating(a)               Security                                  Value
=============================================================================================
Wisconsin -- 3.5% (continued)
$ 1,000,000         AAA       Wisconsin State Health & Educational Facilities
                                Authority Revenue, (Medical College of Wisconsin
                                Project), MBIA-Insured, 5.400% due 12/1/16         $ 958,750
---------------------------------------------------------------------------------------------
                                                                                   4,304,325
---------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS-- 100%
                              (Cost-- $126,446,431**)                           $122,147,965
=============================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(d)  Security is in default.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 13 and 14 for definitions of ratings and certain security of descriptions.

                  Summary of Investments by Combined Ratings
                         November 30, 1999 (unaudited)

                                                                   Percent of
Moody's           and/or          Standard & Poor's             Total Investment

  Aaa                                   AAA                           44.2%
   Aa                                    AA                           11.8
    A                                     A                           13.5
  Baa                                   BBB                           16.8
   NR                                    NR                           13.7
                                                                     -----
                                                                     100.0%
                                                                     =====


                                            See Notes to
                                            Financial Statements.

                                       12

                                  Bond Ratings
                                  (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB       -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.



Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 is the lowest ranking within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa      -- Bonds rated "Baa" are considered as medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.



                                       13


                          Short-Term Security Ratings
                                  (unaudited)

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issued determined possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+)sign.
A-2      -- Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1   -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG-1 rating.

                             Security Descriptions
                                  (unaudited)

ABAG          -- Association of Bay Area          HFA      -- Housing Finance Authority
                 Governments                      IDA      -- Industrial Development
AIG           -- American International Guaranty              Authority
AMBAC         -- AMBAC Indemnity Corporation      IDB      -- Industrial Development Board
BAN           -- Bond Anticipation Notes          IDR      -- Industrial Development Revenue
BIG           -- Bond Investors Guaranty          IFA      -- Industrial Finance Agency
CGIC          -- Capital Guaranty Insurance       INFLOS   -- Inverse Floaters
                 Company                          ISD      -- Independent School District
CHFCLI        -- California Health Facility       LOC      -- Letter of Credit
                 Construction Loan Insurance      MBIA     -- Municipal Bond Investors
COP           -- Certificate of Participation                 Assurance Corporation
EDA           -- Economic Development             MVRICS   -- Municipal Variable Rate Inverse
                 Authority                                    Coupon Security
FAIRS         -- Floating Adjustable Interest     PCR      -- Pollution Control Revenue
                 Rate Securities                  PSFG     -- Permanent School Fund
FGIC          -- Financial Guaranty Insurance                 Guaranty
                 Company                          RAN      -- Revenue Anticipation Notes
FHA           -- Federal Housing Administration   RIBS     -- Residual Interest Bonds
FHLMC         -- Federal Home Loan Mortgage       RITES    -- Residual Interest Tax-Exempt
                 Corporation                                  Securities
FNMA          -- Federal National Mortgage        SYCC     -- Structured Yield Curve
                 Association                                  Certificate
FRTC          -- Floating Rate Trust              TAN      -- Tax Anticipation Notes
                 Certificates                     TECP     -- Tax Exempt Commercial Paper
FSA           -- Financial Security Assurance     TOB      -- Tender Option Bonds
GIC           -- Guaranteed Investment Contract   TRAN     -- Tax and Revenue Anticipation
GNMA          -- Government National Mortgage                 Notes
                 Association                      VA       -- Veterans Administration
GO            -- General Obligation               VRDD     -- Variable Rate Daily Demand
HDC           -- Housing Development              VRWE     -- Variable Rate Wednesday
                 Corporation                                  Demand


                                       14

                      Statement of Assets and Liabilities
                                  (unaudited)

                                                               November 30, 1999
================================================================================
ASSETS:
   Investments, at value (Cost-- $126,446,431)                    $ 122,147,965
   Interest receivable                                                2,157,358
--------------------------------------------------------------------------------
   Total Assets                                                     124,305,323
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                   2,447,151
   Payable to bank                                                      219,408
   Dividends payable                                                    190,392
   Investment advisory fees payable                                      77,804
   Administration fees payable                                           21,901
   Accrued expenses                                                      70,152
--------------------------------------------------------------------------------
   Total Liabilities                                                  3,026,808
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 121,278,515
================================================================================
NET ASSETS:
   Par value of capital shares                                    $      11,235
   Capital paid in excess of par value                              134,234,852
   Treasury stock, at cost (Note 7)                                  (2,595,668)
   Overdistributed net investment income                                (26,247)
   Accumulated net realized loss from security transactions          (6,047,191)
   Net unrealized depreciation of investments                        (4,298,466)
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $11.06 a share on 11,234,706 shares of $0.001
    par value outstanding; 500,000,000 shares authorized)         $ 121,278,515
================================================================================

                                            See Notes to
                                            Financial Statements.

                                       15

                            Statement of Operations
                                  (unaudited)

                                                              Three Months Ended
                                                               November 30, 1999
================================================================================
INVESTMENT INCOME:
   Interest                                                        $  1,886,025
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                                    215,925
   Administration fees (Note 3)                                          61,693
   Shareholder communications                                            28,665
   Audit and legal                                                       13,465
   Shareholder and system servicing fees                                 10,465
   Pricing service fees                                                   4,855
   Registration fees                                                      2,275
   Directors' fees                                                        1,958
   Custody                                                                1,542
   Other                                                                  2,126
--------------------------------------------------------------------------------
   Total Expenses                                                       342,969
--------------------------------------------------------------------------------
Net Investment Income                                                 1,543,056
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
      Proceeds from sales                                            12,507,174
      Cost of securities sold                                        13,019,084
--------------------------------------------------------------------------------
   Net Realized Loss                                                   (511,910)
--------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
      Beginning of period                                            (1,922,405)
      End of period                                                  (4,298,466)
--------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                           (2,376,061)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (2,887,971)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $ (1,344,915)
================================================================================

                                            See Notes to
                                            Financial Statements.

                                       16

                      Statements of Changes in Net Assets

                                                 Three Months Ended
                                                  November 30, 1999     Year Ended
                                                     (unaudited)     August 31, 1999
=====================================================================================
OPERATIONS:
   Net investment income                          $   1,543,056        $   6,292,028
   Net realized loss                                   (511,910)          (4,551,659)
   Increase in net unrealized depreciation           (2,376,061)          (7,010,676)
-------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations            (1,344,915)          (5,270,307)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                             (1,663,171)          (6,088,436)
   Net realized gains                                        --           (1,988,543)
-------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                  (1,663,171)          (8,076,979)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Treasury stock acquired                           (2,327,106)            (268,562)
-------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Fund Share Transactions                        (2,327,106)            (268,562)
-------------------------------------------------------------------------------------
Decrease in Net Assets                               (5,335,192)         (13,615,848)
NET ASSETS:
   Beginning of period                              126,613,707          140,229,555
-------------------------------------------------------------------------------------
   End of period*                                 $ 121,278,515        $ 126,613,707
=====================================================================================
*  Includes undistributed (overdistributed)
      net investment income of:                   $     (26,247)       $      93,868
=====================================================================================

                                            See Notes to
                                            Financial Statements.

                                       17

                         Notes to Financial Statements
                                  (unaudited)

     1.   Significant Accounting Policies

     Managed Municipals Portfolio II Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1999, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

                                       18

                         Notes to Financial Statements
                            (unaudited) (continued)

     2.   Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     3. Investment Advisory Agreement, Administration Agreement and Other Transactions

     SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

     4.   Investments

     For the three months ended November 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $12,996,085
--------------------------------------------------------------------------------
Sales                                                                12,507,174
================================================================================

At November 30, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 3,077,211
Gross unrealized depreciation                                        (7,375,677)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(4,298,466)
================================================================================

                                       19

                         Notes to Financial Statements
                            (unaudited) (continued)

     5.   Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

     The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At November 30, 1999, the Fund had no open futures contracts.

     6.   Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     7.   Capital Shares

     At November 30, 1999, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

     On July 27, 1999, the Fund commenced a share repurchase plan. As of November 30, 1999, repurchased shares totaled 268,400.

     8.   Capital Loss Carryforward

     At August 31, 1999, the Fund had, for Federal income tax purposes, $972,645 of unused capital loss carryforwards available to offset future capital gains expiring August 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

                                       20

                             Financial Highlights

For a share of capital stock outstanding throughout each year ended August 31, except where noted:

                                             1999(1)        1999          1998          1997          1996          1995
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                       $11.30        $ 12.48       $ 12.15       $ 11.98       $ 12.36       $ 12.15
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                    0.14           0.56          0.55          0.63          0.66          0.69
  Net realized and
   unrealized gain (loss)                    (0.23)         (1.02)         0.53          0.48         (0.21)         0.32
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                            (0.09)         (0.46)         1.08          1.11          0.45          1.01
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.15)         (0.54)        (0.58)        (0.66)        (0.67)        (0.68)
  Net realized gains                            --          (0.18)        (0.17)        (0.28)        (0.16)        (0.12)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.15)         (0.72)        (0.75)        (0.94)        (0.83)        (0.80)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $11.06        $ 11.30       $ 12.48       $ 12.15       $ 11.98       $ 12.36
--------------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(3)                            (7.88)%++      (0.59)%       (1.31)%        7.75%         7.35%         8.86%
--------------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(3)                         (0.57)%++      (3.29)%        9.57%          9.86%        4.01%         9.20%
--------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)                  $  121        $   127       $   140        $   137      $   134       $   139
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                 1.11%+         1.03%         1.10%          1.10%        1.09%         1.14%
  Net investment income                       5.00+          4.62          4.46           5.23         5.31          5.80
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         10%            27%           66%            97%          63%           95%
--------------------------------------------------------------------------------------------------------------------------
Market Value, End of Period                 $9.125        $10.063       $10.813        $11.688      $11.750       $11.625
==========================================================================================================================

(1)  For the three months ended November 30, 1999 (unaudited).
(2) The investment adviser and administrator waived a portion of their fees for the year ended August 31, 1999. If such fees were not waived, the per share decrease on the net investment income and the annualized ratio of expenses to average net assets would have been $0.01 and 1.09%, respectively.
(3) The total return assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                                       21

                        Quarterly Results of Operations
                                  (unaudited)

                                                                                  Net Realized               Net Increase
                                                                                 and Unrealized              (Decrease) in
                                  Investment           Net Investment            Gain (Loss) on             Net Assets From
                                    Income                 Income                  Investments                 Operations
                            ----------------------   ---------------------  ------------------------    ------------------------
                                            Per                      Per                      Per                        Per
Quarter Ended                 Total        Share         Total      Share       Total        Share        Total         Share
===============================================================================================================================
November 30,
  1997                      $1,867,638     $0.17      $1,459,739    $0.13     $ 2,741,066   $ 0.25       $ 4,200,805   $ 0.38
February 28,
  1998                       1,928,672      0.17       1,555,286     0.14       2,311,045     0.20         3,866,331     0.34
May 31,
  1998                       1,932,962      0.17       1,563,665     0.14          (4,226)   (0.00)        1,559,439     0.14
August 31,
  1998                       1,999,290      0.18       1,617,024     0.14         849,996     0.08         2,467,020     0.22
November 30,
  1998                       1,919,936      0.17       1,605,790     0.14        (355,751)   (0.02)        1,250,039     0.12
February 28,
  1999                       1,897,767      0.17       1,556,424     0.14      (1,135,437)   (0.10)          420,987     0.04
May 31,
  1999                       1,916,457      0.17       1,545,491     0.14      (3,064,199)   (0.28)       (1,518,708)   (0.14)
August 31,
  1999                       1,956,606      0.17       1,584,323     0.14      (7,006,948)   (0.62)       (5,422,625)   (0.48)
November 30,
  1999                       1,886,025      0.17       1,543,056     0.14      (2,887,971)   (0.23)       (1,344,915)   (0.09)
=================================================================================================================================

                                       22

                                Financial Data
                                  (unaudited)

For a share of capital stock outstanding throughout each period:


                                 NYSE        Net                    Dividend
Record            Payable       Closing     Asset      Dividend   Reinvestment
Date                Date        Price+      Value+       Paid        Price
================================================================================
12/22/97*        12/26/97      $11.625     $12.41       $0.170       $11.57
 1/27/98          1/30/98       12.188      12.44        0.056        12.12
 2/24/98          2/27/98       11.875      12.42        0.056        11.62
 3/24/98          3/27/98       11.250      12.40        0.050        11.37
 4/21/98          4/24/98       11.125      12.28        0.050        11.10
 5/26/98          5/29/98       10.813      12.38        0.050        11.14
 6/23/98          6/26/98       11.063      12.34        0.050        11.12
 7/28/98          7/31/98       10.813      12.33        0.048        10.86
 8/25/98          8/28/98       10.875      12.43        0.048        10.97
 9/22/98          9/25/98       11.313      12.52        0.049        11.52
10/27/98         10/30/98       11.688      12.46        0.049        11.66
11/23/98         11/27/98       11.563      12.45        0.049        11.55
12/21/98*        12/24/98       11.250      12.28        0.177        11.24
 1/26/99          1/29/99       11.125      12.32        0.049        11.10
 2/23/99          2/26/99       10.875      12.25        0.049        10.93
 3/23/99          3/26/99       10.563      12.15        0.049        10.67
 4/27/99          4/30/99       10.375      12.12        0.049        10.41
 5/25/99          5/28/99       10.188      11.96        0.049        10.40
 6/22/99          6/25/99       10.563      11.61        0.050        10.51
 7/27/99          7/30/99        9.875      11.60        0.050         9.98
 8/24/99          8/27/99        9.875      11.25        0.050        10.00
 9/21/99          9/24/99        9.625      11.22        0.050         9.69
10/26/99         10/29/99        9.438      10.88        0.050         9.56
11/22/99         11/26/99        9.563      11.08        0.050         9.26
================================================================================


+ As of record date.
* Capital gain distribution.

                                       23


                          Dividend Reinvestment Plan
                                  (unaudited)


  Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPCGlobal Fund Services ("PFPC"), formerly known as First Data Investor Services Group Inc., as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

  The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

  If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on

                                       24

                          Dividend Reinvestment Plan
                            (unaudited) (continued)

the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

  PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

  Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

  Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                       ________________________________

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                       25

                     Managed Municipals Portfolio II Inc.

Directors                                    Investment Adviser
Allan J. Bloostein                           SSB Citi Fund Management LLC
Martin Brody                                 388 Greenwich Street
Dwight B. Crane                              New York, New York 10013
Robert A. Frankel
William R. Hutchinson                        Transfer Agent
Heath B. McLendon, Chairman                  PFPC Global Fund Services
                                             P.O. Box 8030
Charles F. Barber, Emeritus                  Boston, Massachusetts 02266-8030

Officers                                     Custodian
Heath B. McLendon                            PNC Bank, N.A.
President and                                17th and Chestnut Streets
Chief Executive Officer                      Philadelphia, Pennsylvania 19103

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

                                       26

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             This report is intended only for shareholders of the
                     managed Municipals Portfolio II Inc.
              It is not a Prospectus, circular or representation
             intended for use in the purchase or sale of shares of
            the Fund or of any securities mentioned in the report.

                                FD0836 1/00